UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 6, 2005

TRANSMONTAIGNE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11763	06-1052062
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO  80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

On October 6, 2005, TransMontaigne Inc. issued a press release discussing price disparities in the wholesale refined petroleum product markets in September and October 2005 following hurricanes Katrina and Rita, and the impact of those discrepancies on our product marketing business.  We also announced that we would hold a conference call on October 10, 2005 to further discuss with our investors, analysts and other interested parties the impact of these market disruptions on our marketing business.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On October 10, 2005 TransMontaigne Inc. held a Conference Call that was open to the public to discuss with investors, analysts and other interested parties the impacts on TransMontaigne’s business of the price disparities and market disruptions in the refined product markets in September and October.  During the conference call, Randall J. Larson, TransMontaigne’s Executive Vice President and Chief Financial Officer, made the following additional disclosure regarding TransMontaigne Inc.’s results of operations and financial condition for the quarter ended September 30, 2005:

“With respect to the dislocations in the marketplace caused by the disparities between branded and unbranded, … we continued to market product to our customers under OPIS-related pricing for approximately nine days following hurricane Katrina.  That disparity in the marketplace generated an unfavorable effect for us with respect to our light oil marketing margins, which are but one component of our supply, distribution and marketing margins.  The net effect of that dislocation in the marketplace for those nine days on our light oil marketing margins is estimated currently to be less than $20 million dollars of unfavorable margins for the quarter ended September 30, 2005.  And again I remind you that that is but one component of our supply distribution and marketing margins in our financial statements.  That’s just the light oil marketing margins as it relates to those nine days.  We anticipate that with the run-up in product prices that our overall financials for the quarter ended September, which we’re only at October 10 today and we’re still in the process of pulling all those numbers together, but given where our positions are for the quarter ended, we still expect that we will record a pre-tax profit in accordance with generally acceptable accounting principles for the quarter ended September 30, 2005.”

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this current report shall not be incorporated by reference into any registration statement, proxy statement or other document filed pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Exhibits.

Exhibit No.	Description of Exhibit

99.1	TransMontaigne Inc. press release dated October 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.

Date: October 11, 2005	By:	/s/ Randall J. Larson
Randall J. Larson Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	TransMontaigne Inc. press release dated October 6, 2005.